UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 1, 2018

BAZAARVOICE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35433	20-2908277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10901 Stonelake Blvd.
Austin, Texas 78759
(Address of principal executive offices, including zip code)
(512) 551-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Introduction
On February 1, 2018, BV Merger Sub, Inc., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of BV Parent, LLC, a Delaware limited liability company ("Parent"), completed its merger (the "Merger") with and into Bazaarvoice, Inc., a Delaware corporation (the "Company"), pursuant to the terms of the Agreement and Plan of Merger, dated as of November 26, 2017, as amended (the "Merger Agreement"), by and among Parent, Merger Sub and the Company. The Company was the surviving corporation in the Merger and, as a result, is now a wholly owned subsidiary of Parent. Parent is controlled by investment funds affiliated with Marlin Equity Partners ("Marlin") and is beneficially owned by such funds and certain other investors.
Item 1.02. Termination of Material Definitive Agreement.
Effective as of February 1, 2018 and contingent upon the consummation of the Merger, the Company terminated the Company’s 2012 Employee Stock Purchase Plan.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The information set forth in the Introduction to this Current Report on Form 8-K (the "Introduction") is incorporated into this Item 2.01 by reference. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.
At the Effective Time of the Merger, each share of common stock, par value $0.0001 per share, of the Company (the "Common Stock") issued and outstanding immediately prior to the Effective Time (other than each share of Company Common Stock held by the Company as treasury stock or owned by Parent, Merger Sub or any Subsidiary of the Company or Parent (other than Merger Sub) or dissenting shares) was cancelled and extinguished and converted into the right to receive cash in an amount equal to $5.50, without interest thereon (the "Per Share Price").
The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 27, 2017.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in the Introduction and under Item 2.01 is incorporated herein by reference.
In connection with the closing of the Merger, the Company notified the NASDAQ Global Select Market LLC ("Nasdaq") on February 1, 2018 that each outstanding share of Common Stock (except as described in Item 2.01 hereof) was converted pursuant to the Merger Agreement as set forth under Item 2.01, and requested that Nasdaq file a Form 25 with the Securities and Exchange Commission to remove the Common Stock from listing on Nasdaq and to deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended.
Item 3.03 Material Modification to Rights of Security Holders.
The information set forth in the Introduction and under Item 2.01 is incorporated herein by reference.
Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock (except as described in Item 2.01 hereof) was converted into the right to receive the Per Share Price.
Item 5.01 Changes in Control of Registrant.
The information set forth in the Introduction and under Item 2.01 is incorporated herein by reference.
As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent. The total amount of funds necessary to complete the Merger and the related transactions was approximately $520 million. The purchase price was funded by equity financing from affiliates of Marlin and other co-investors of approximately $235 million and debt financing from Golub Capital Markets LLC, TPG Specialty Lending, Inc., certain of their respective affiliates and certain other lenders of approximately $235 million.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Item 2.01 is incorporated herein by reference.

Effective upon completion of the Merger, the following persons became directors of the Company: Nathan Pingelton, Amit Jain, Robb Warwick and Joseph Davis.  Gene Austin, who was a director of the Company immediately prior to the Merger, will continue to be a director of the Company. As a result of the Merger, Craig A. Barbarosh, Steven H. Berkowitz, Krista Berry, Jeffrey S. Hawn, Thomas J. Meredith and Allison M. Wing ceased to be directors of the Company.
The officers of the Company immediately prior to the effective time of the Merger continued as officers of the Company following the Merger. In addition, the following persons were appointed as officers of the Company: Nathan Pingelton, Vice President; Amit Jain, Vice President and Assistant Secretary; and Robb Warwick, Vice President.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in the Introduction and under Item 2.01 is incorporated herein by reference.
Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.
Effective upon completion of the Merger, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.
Item 8.01. Other Events.
On February 1, 2018, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Bazaarvoice, Inc.

3.2	Second Amended and Restated Bylaws of Bazaarvoice, Inc.

99.1	Press Release of Bazaarvoice, Inc., dated February 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAZAARVOICE, INC.

By:	/s/ Kin Gill
Kin Gill Chief Legal Officer, General Counsel and Secretary

Date: February 1, 2018